SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                             February 8, 2001

                   NATIONAL HEALTH & SAFETY CORPORATION
          (Exact name of registrant as specified in its charter)


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               UTAH                        0-24778           87-0505222
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  (State or other jurisdiction of        (Commission        (IRS Employer
  incorporation or organization)        File Number)      Identification
                                                          No.)
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                       120 GIBRALTAR ROAD, SUITE 107
                             HORSHAM, PA 19044
                  (Address of principal executive office)

                Issuer's telephone number:  (215) 682-7114


ITEM 4    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective FEBRUARY 14, 2001, our board of directors dismissed HJ & ASSOCIATES, LLC (FORMALLY, JONES, JENSEN, & COMPANY) of Salt Lake City, Utah, as our independent public accountants.

     HJ & Associates audited and reported on our financial condition for
the fiscal years ended December 31, 1995 through 1999.   Their reports for
each fiscal year contained a qualification regarding our ability to continue as a going concern, in light of our history of recurring losses from operations. There were no disagreements between our company and HJ & Associates on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of HJ & Associates, would have caused HJ & Associates to make reference to the matter in their reports.

ITEM 5     OTHER EVENTS

APPOINTMENT OF NEW DIRECTORS AND OFFICERS

Pursuant to our confirmed Plan of Reorganization in Case No. 99-18339-DWS, U.S. Bankruptcy Court, Eastern District of Pennsylvania, a majority of our shareholders consented to the expansion of the National Health & Safety Corporation ("NHLT") board of directors to five members as part of the implementation of the Plan of Reorganization. On February 8, 2001, the existing directors of NHLT, James Kennard and Eugene Rothchild, appointed Gary J. Davis, Gregory J. Figaro and Jimmy E. Nix II to the newly created vacancies on the board.

Mr. Davis and Mr. Nix each acquired common stock in NHLT in exchange for shares of MedSmart Healthcare Network, Inc., and purchased NHLT stock for cash, pursuant to implementation of NHLT's Plan of Reorganization in January 2001. Mr. Davis owns 8,399,982 shares (3.39%) of the voting equity securities of NHLT directly, and he owns an interest in an investment partnership which owns 15,000,000 shares of the voting equity securities (6.05%) of NHLT. Mr. Nix owns, through a trust of which he is the primary beneficiary, 22,239,428 Common Shares and 15,278 Series A Preferred Shares of NHLT. Each Series A Preferred Share has voting rights equal to the voting rights of five Common Shares of NHLT. Accordingly, Mr. Nix's trust has the right to vote 9.00% of the outstanding voting equity securities of NHLT.

After Messrs. Davis, Nix and Figaro were elected to the NHLT board on February 8, James Kennard resigned as president of NHLT, and the board appointed Mr. Davis as president, chief executive officer and chairman of the board. Mr. Kennard will remain on our board of directors.


ENGAGEMENT OF NEW ACCOUNTING FIRM

Effective February 14, 2001, we engaged Sprouse & Winn, LLP, Austin, Texas, as our principal accountant to audit the NHLT's financial statements.






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EXHIBITS

The following material is filed as an exhibit to this Current Report on Form 8-K.

Exhibit
NUMBER    DESCRIPTION

16.1 Letter of HJ & Associates, LLC regarding change in certifying accountant.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              National Health & Safety Corporation


February 16, 2001                             /s/
Date                          Name: Gary J. Davis
                              Title: President